Exhibit 99.1
N E W S R E L E A S E

MEDIA CONTACT
Amy Baker
VP, Corporate Communications and Marketing
MVB Bank
abaker@mvbbanking.com
(844) 682-2265

INVESTOR RELATIONS
Marcie Lipscomb
mlipscomb@mvbbanking.com
(844) 682-2265

MVB Financial Corp. Declares Fourth Quarter 2022 Dividend

(FAIRMONT, W.Va.) November 16, 2022 – MVB Financial Corp. (NASDAQ: MVBF) (“MVB Financial,” “MVB,” or the “Company”) has declared a quarterly cash dividend of $0.17 per share, maintaining the dividend declared in the previous quarter for shareholders of record as of December 1, 2022, payable on December 15, 2022. This is the fourth quarterly dividend for 2022.

“MVB continues to execute on our strategy to drive shareholder value. As demonstrated throughout MVB’s history, and through our corporate values, we are ‘Adaptive’ as market conditions change. During the third quarter, we continued to drive strong loan production, counter-cyclical growth in low-cost deposits and net interest margin expansion, resulting in robust growth in net interest income, while maintaining strong asset quality,” said Larry F. Mazza, Chief Executive Officer, MVB Financial.

“In addition, MVB’s year-to-date results evidenced significant progress in our efforts to drive growth in Fintech fee income, further diversifying our revenue base. In response to market condition challenges, we are sharpening our focus. Specifically, we are implementing initiatives that are expected to drive a 12% reduction from MVB’s annualized third quarter 2022 noninterest expense base, with 75% of the projected cost savings to be achieved by the end of the first quarter 2023, and the remainder expected to be fully captured by the end of the third quarter of 2023.”

About MVB Financial Corp.
MVB Financial Corp., the holding company of MVB Bank, Inc., is publicly traded on The Nasdaq Capital Market® under the ticker “MVBF.” Nasdaq is a leading global provider of trading, clearing, exchange technology, listing, information and public company services. Through its subsidiary, MVB Bank, Inc., and the Bank's subsidiaries, the Company provides banking services to Fintech clients throughout the United States. For more information about MVB, please visit http://ir.mvbbanking.com.

Forward-looking Statements
MVB Financial Corp. has made forward-looking statements, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, in this press release that are intended to be covered by the protections provided under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current expectations about the future and subject to risks and uncertainties. Forward-looking statements include, without limitation, information concerning possible or assumed future results of operations of the Company and its subsidiaries. Forward-looking statements can be identified by the use of words such as “may,” “could,” “should,” “would,” “will,” “plans,” “believes,” “estimates,” “expects,” “anticipates,” “intends,” “continues,” or the negative of those terms or similar expressions. Note that many factors could affect the future financial results of the Company and its subsidiaries, both individually and collectively, and could cause those results to differ materially from those expressed in forward-looking statements. Therefore, undue reliance should not be placed upon any forward-looking statements. Those factors include but are not limited to: market, economic, operational, liquidity, and credit risk; changes in market interest rates; inability to achieve anticipated synergies and successfully integrate recent mergers and acquisitions; inability to successfully execute business plans, including strategies related to investments in financial technology companies; competition; length and severity of the COVID-19 pandemic and its impact on the Company’s business and financial condition; changes in economic, business, and political conditions; changes in demand for loan products and deposit flow; operational risks and risk management failures; and government regulation and supervision. Additional factors that may cause actual results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Except as required by law, the Company disclaims any obligation to update, revise, or correct any forward-looking statements.

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